UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT #1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2007

BANK OF FLORIDA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1185 Immokalee Road, Naples, Florida	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 24, 2007, Bank of Florida Corporation (“Company”) completed its acquisition of the $276 million asset Old Florida Bankshares, Inc. (“Old Florida”). The operations of Old Florida’s subsidiary Old Florida Bank, were combined with those of the Company’s subsidiary, Bank of Florida – Southwest. As consideration for the acquisition, the holders of Old Florida common stock were entitled to receive received $38.50 or 1.7915 shares of Company common stock per share of Old Florida common stock. On April 24, 2007, the total value of this consideration was $73.7 million.

Item 7.01.	Regulation FD Disclosure.

On April 24, 2007, the Company issued a press release describing the completion of its acquisition of Old Florida. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The required financial statements of Old Florida are filed with this Report as Exhibit 99.2

(b) Pro Forma Financial Information.

The required pro forma condensed combined financial information and explanatory notes are filed with this Report as Exhibit 99.3 and are presented to display the impact of the merger of the Company and Old Florida on the Company’s historical financial position and results of operations had the two companies been combined as of the dates indicated below under the purchase method of accounting. This information shows the impact of the merger on the companies’ respective historical financial positions and results of operations under the purchase method of accounting with the Company treated as the acquirer. Under this method of accounting, the Company must record the assets and liabilities of Old Florida at their estimated fair values as of the date the merger is completed. The pro forma condensed combined financial information combines the historical financial information of the Company and Old Florida as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006. The pro forma condensed combined balance sheet at March 31, 2007 assumed the merger was completed on that date. The pro forma condensed combined statements of income give effect to both the Old Florida and the earlier Bristol Bank mergers as if they had been completed on January 1, 2006.

The pro forma condensed combined financial information has been partially derived from, and should be read in conjunction with, the historical consolidated financial statements and the related notes of both the Company and Old Florida.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on April 24, 2007 (incorporated by reference from the Form 8-K filed on April 25, 2007)

99.2	Financial Statements of Old Florida Bankshares, Inc.

99.3	Pro Forma Financial Information for Bank of Florida Corporation and Old Florida Bankshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF FLORIDA CORPORATION

Date: July 5, 2007
/s/ Tracy L. Keegan
Tracy L. Keegan
Executive Vice President and Chief Financial Officer